UAN CULTURAL & CREATIVE CO., LTD.

 SHARES OF COMMON STOCK
REGULATION S SUBSCRIPTION AGREEMENT
AND INVESTMENT REPRESENTATIONS
SUBSCRIPTION BOOKLET

If you decide not to participate in this offering, please return this Subscription Booklet dated ________ __, 2010, together with all amendments and supplements thereto, if any, this Subscription Booklet and all related documentation to UAN Cultural & Creative Co., Ltd., 2095 E. Big Beaver Road, Suite 200, Troy, MI 48083 Attention: Parsh Patel.

Copy No.________________	Date: ________ __, 2010

Preliminary Statement

UAN Cultural & Creative Co., Ltd. (the “Company”) is offering to investors which qualify as “Non U.S. Persons” 50,000,000_ shares ($1,000,000) of its Common Stock (the “Shares”).  The subscription price for the Shares is USD $0.02 per share and the minimum investment is 5,000 shares ($10,000), which may be waived by the Company. A description of the powers, preferences and rights, of the Company’s Shares is set forth in the Company’s Current Report on Form 8-K filed with the SEC on October 12, 2010 (the “8-K”).  The 8-K also contains information related to the Company, its business and its prospects, as well as the risks of investment in the Company, which are significant.

SUBSCRIPTION INSTRUCTIONS

1.           To subscribe for shares of common stock of the Company:  complete and execute two copies of this Subscription Agreement, inserting the amount of the investment agreed to be made (the “Investment”), indicating the prospective stockholder’s residence address and return all executed copies and a check payable to “UAN Cultural & Creative Co., Ltd.” to the Company at the following address:

2095 E. Big Beaver Road, Suite 200
Troy, MI 48083
Attention: Parsh Patel

If Subscriber desires to wire funds in payment of the subscription price, the funds should be sent to:

__________________________
Account Name: ____________
ABA #:  __________________
Account #:  _______________
Ref:  UAN Cultural & Creative Co., Ltd.

2.           By signing the Subscription Agreement, you (a) agree to the "Terms and Conditions of Subscription Agreement" (part of this Subscription Booklet), (b) represent and warrant that all of the information provided in the Subscription Agreement is accurate and complete, and (c) acknowledge that you understand all of the terms and conditions of the Subscription Agreement and confirm that you accept all such terms and conditions as a condition for both your acceptance and continuance as a shareholder.  Please keep a signed copy of all completed and signed documents for your records.

3.           If your subscription is accepted, the Company will countersign your Subscription Agreement and will send you a copy of the signature pages bearing the Company’s signature. Your check will not be deposited until your subscription has been accepted. It will be returned promptly if your subscription is not accepted.

4.           This offering will terminate thirty days from the date hereof, subject to a thirty-day extension at the Company’s option, or such earlier date as (i) the Company, in its sole discretion, terminates the Offering or (ii) subscriptions for at least 50,000,000 Shares ($1,000,000) have been accepted by the Company.  The Company may terminate this offering at any time, and reserves the right to reject subscriptions in whole or in part, for any or no reason. Subscription payments received from subscribers whose subscriptions are not accepted by the Company will be returned to subscribers without interest or deduction.

Exhibit A

UAN CULTURAL & CREATIVE CO., LTD.

TERMS AND CONDITIONS OF SUBSCRIPTION AGREEMENT

The following provisions are the terms and conditions on which investors in UAN Cultural & Creative Co., Ltd. (the “Company”) subscribe for shares of the common stock of the Company. Each prospective investor for shares of common stock of the Company accepts these terms and conditions by signing the signature page to such investor’s Subscription Agreement. These terms and conditions and the documents related thereto are sometimes referred to, as the "Agreement" or the "Subscription Agreement".

1.           AGREEMENT TO SUBSCRIBE FOR SHARES. The Subscriber ("Subscriber") hereby offers to purchase the number of shares of the common stock of the Company (the "Shares") of UAN Cultural & Creative Co., Ltd. set forth on the signature page to the Subscription Agreement. Subscriber agrees that (a) the Company may reject Subscriber’s offer to purchase the Shares for any reason; (b) as of the date designated by the Company when, if at all, the Company accepts this Subscription Agreement and Subscriber’s subscription funds on behalf of the Company, Subscriber shall become obligated under the terms and conditions of this document; and (c) by executing the signature page of the Subscription Agreement, Subscriber agrees to be bound by those terms and conditions.

2.           INDEPENDENT DETERMINATION AND NO INVESTMENT ADVICE GIVEN.

The Subscriber acknowledges and represents that the Company has provided no advice to the Subscriber about whether to subscribe for the Shares. The Subscriber has requested and received from the Company all information that the Subscriber, after due inquiry, deemed relevant to subscribing for the Shares. Subscriber has taken into account that there is a risk of loss of this investment, and that this investment will be illiquid so that invested funds will not be readily available. Taking into account these factors and all other factors relating to the Company, the Subscriber has independently concluded that this investment is suitable for the Subscriber.

3.           REPRESENTATIONS AND WARRANTIES. Subscriber hereby represents and warrants as follows, with the understanding that the Company will rely on the accuracy of these representations to establish the eligibility of this offering for certain registration exemptions under federal and state securities laws, and to enable the Company to comply with certain other laws and regulations:

(a)           Investment Purposes.  The Subscriber is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in any transactions that would be in violation of the Securities Act or the securities or "blue-sky" laws of any jurisdiction. No other person has a direct or indirect beneficial interest in, and the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the Shares or any part of the Shares for which the Subscriber is subscribing that would be in violation of the Securities Act or the securities or "blue-sky" laws of any jurisdiction.

(b)           Authority.  The Subscriber, if a corporation or other legal entity, has full power and authority to enter into this Subscription Agreement. The execution and delivery of this Agreement has been duly authorized, and has been duly executed and delivered by the Subscriber, and constitutes a valid and legally binding obligation of the Subscriber.

(c)           Review of 8-K.  The Subscribed has reviewed the Company’s filings with the Securities and Exchange Commission available at www.sec.gov (the “Company Public Filings”). Particularly, Subscriber has received and has carefully reviewed the 8-K relating to the Company and its exhibits, and has discussed with Company representatives any questions Subscriber may have had as to such materials or the Company or the business, operations or financial condition of the Company. Subscriber understands the risks of this investment as described in the "Risk Factors" section and other portions of the 8-K. Subscriber has consulted with Subscriber’s own legal, accounting, tax, investment and other advisers in connection with this investment, to the extent that Subscriber has deemed necessary. The Subscriber is entering into this Subscription Agreement relying solely on the facts and terms set forth in this Subscription Agreement, the Company Public Filings, including the 8-K, any additional documents given to it by the Company.

(d)           Offer Made Privately. The Company’s offer of the Company’s shares of common stock was privately communicated to Subscriber by the Company, or its agents. At no time has Subscriber received information concerning this Offering or the Company from any newspaper, magazine, television or radio broadcast, leaflet or other advertisement, public promotional meeting, a third party unrelated to the Company or any other form of general advertising or general solicitation.

(e)           Subscriber Able to Bear Risks. Subscriber is able to bear the economic risks associated with this investment, including the likelihood that this investment will not generate current income or distributions even if the Company is successful, and the possibility that some or all of the amount invested will be lost if the Company is not successful.

(f)           No Obligation to Register Shares.  The Subscriber understands that the Company is under no obligation to register the Shares under the Securities Act, or to assist the Subscriber in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction. Notwithstanding, after the closing of the sale of the Shares, the Company will use its best efforts to cause its Shares to continue to be quoted for trading in the over-the-counter market and, will make available current information about the Company and cause its counsel to cooperate in the issuance of Rule 144 opinions, if all the necessary documentation is presented.

(g)           Investment Experience.  The Subscriber, or the Subscriber’s professional advisors, have such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Subscription Agreement. By reason of the business and financial experience of the Subscriber or its professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the Subscriber can protect its own interests in connection with the transactions described in this Subscription Agreement. The Subscriber is able to afford the loss of its entire investment in the Shares.

(h)           Exemption from Registration.  The Subscriber acknowledges its understanding that the sale of the Shares is intended to be exempt from registration under the Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the Subscriber made herein, the Subscriber further represents and warrants to and agrees as follows:

(1)           The Subscriber has the financial ability to bear the economic risk of this investment, has adequate means for providing for his or its current needs and contingencies and has no need for liquidity with respect to this investment; and

(2)           The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares; and

(3)           The Subscriber has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning an investment in the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(i)           Economic Considerations.  The Subscriber is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The Subscriber has relied solely on its own advisors.

(j)           No Other Representations.  No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the Subscriber is not relying upon any representations other than those contained herein.

(k)           Compliance with Laws.  Any resale of the Shares during the ‘distribution compliance period’ as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S.  Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Subscriber will not offer to sell or sell the Shares in any jurisdiction unless the Investor obtains all required consents, if any.

(l)           Regulation S Exemption.  The Subscriber understands that the Shares are being offered and sold to him or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares.  In this regard, the Subscriber represents, warrants and agrees that:

     (1)           The Subscriber is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person.  A U.S. Person means any one of the following:

(A)        any natural person resident in the United States of America;

(B)        any partnership or corporation organized or incorporated under the laws of the United States of America;

(C)        any estate of which any executor or administrator is a U.S. person;

(D)        any trust of which any trustee is a U.S. person;

(E)        any agency or branch of a foreign entity located in the United States of America;

(F)        any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)        any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H)         any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and
(ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933 (the ”Securities Act”), unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

   (2)         At the time of the origination of contact concerning this Subscription Agreement and the date of the execution and delivery of this Subscription Agreement, the Subscriber was outside of the United States.

   (3)         The Subscriber will not, during the period commencing on the date of issuance of the Shares and ending on the six-month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

   (4)         The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

   (5)         The Subscriber was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

   (6)         Neither the Subscriber nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Subscriber and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

   (7)         The transactions contemplated by this Subscription Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

   (8)       Neither the Subscriber nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  The Subscriber agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

   (9)       Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A)       “THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B)        “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(10)        The Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company, if any, in order to implement the restrictions on transfer of the Shares set forth in this Section 2.

(m)        Potential Loss of Investment; Risk Factors.  The Subscriber understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his or her entire investment. The Subscriber has considered carefully and understands the risks associated with an investment in the Shares which include those risks set forth in the 8-K under the Section entitled “Risk Factors”.

(n)         Investment Commitment.  The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(o)         Receipt of Information.  The Subscriber has received all documents, records, books and other information pertaining to the Subscriber’s investment in the Company that has been requested by the Subscriber.

(p)         No Reliance.  Other than as set forth herein, the Subscriber is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares.  The Subscriber has consulted, to the extent deemed appropriate by the Subscriber, with the Subscriber’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that its investment in the Shares is suitable and appropriate for the Subscriber.

(q)         No Governmental Review.  The Subscriber is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

(r)          Price of Shares.  The Subscriber understands that the price of the Shares offered hereby was determined by the Company without reference to the assets or book value of the Company or its business.  The Subscriber further understands that there is a substantial risk of further dilution of his or her equity in the Company.

4.           AGREEMENT BINDING ON SUBSCRIBER’S SUCCESSORS. The representations, warranties and agreements in this Subscription Agreement shall be binding on Subscriber’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company.

5.           REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE USA PATRIOT ACT

(a)           The Subscriber understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC"), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank (such persons or entities in (i) - (iv) are collectively referred to as "Prohibited Persons").

(b)           The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber's complete withdrawal from the Company, and (d) it will make available such information and any additional information that the Company may require upon request.

(c)           If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may be obligated to freeze the Subscriber's investment, by segregating the assets constituting the investment in accordance with applicable regulations, or the Subscriber's investment may immediately be involuntarily returned by the Company, and the Company may also be required to report such action and to disclose the Subscriber's identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the Subscriber understands and agrees that it shall have no claim against the Company, , or  its affiliates, directors, members, partners, shareholders, officers, employees and agents for any form of damages as a result of any of the aforementioned actions.

6.           COMPANY’S REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants to the Subscriber as follows:

(a)            Organization of the Company.  The Company is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation.

(b)           Authority.   At or by the Closing, (a) the Company will have the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby will have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders will be required; and (c) this Agreement will have been duly executed and delivered by the Company and constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such  enforceability  may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c)           Exemption from Registration; Valid Issuances.  The sale and issuance of the Shares, in accordance with the terms and on the basis of the representations and warranties of the Subscriber set forth herein, may and shall be properly issued to the Subscriber pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued and fully paid, and constitute legally valid and binding obligations of the Company. The Shares shall not subject the Subscriber to personal liability by reason of the ownership thereof.

(d)           No General Solicitation or Advertising in Regard to this Transaction.  Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Shares under the Securities Act.

7.            INDEMNITY.  The Subscriber agrees to indemnify and hold harmless the Company, and its officers and directors, employees, affiliates, successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

8.           MISCELLANEOUS.

(a)           Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(b)           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally at such address, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent by ordinary mail), (d) upon the expiration of twenty four (24) hours after transmission, if sent by email if a confirmation of transmission is produced by the sending computer (and a copy of each email transmission promptly shall be sent by ordinary mail) or (e) on the third business day, if sent by overnight recognized courier, in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

(c)           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

(d)           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

(e)           Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

(f)           Assignability.  This Agreement is not transferable or assignable by the Subscriber.

(g)          Applicable Law; Arbitration; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. Any dispute between or, action or proceeding against any of the parties hereto under, arising out of or in any manner relating to, this Agreement and the transactions contemplated herein shall be submitted to and adjudicated by binding arbitration under the rules of the American Arbitration Association (“AAA”).  Such arbitration shall be in New York, New York. If there is any litigation regarding the arbitration or otherwise relating to this section 5.8, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument.  In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 5.3.  Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

(h)           Pronouns.  The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

(i)           Further Assurances.  Upon request from time to time, the Subscriber shall execute and deliver all documents and do all other acts that may be necessary or desirable, in the reasonable opinion of the Company or its counsel, to effect the subscription for the Shares in accordance herewith.

[Remainder of Page Intentionally Omitted;   Signature Pages to Follow]

IN WITNESS WHEREOF, I have caused this Subscription Agreement to be signed and the Company has caused this Subscription Agreement to be signed by its duly authorized signatory.

FOR INDIVIDUALS

Name(s) (Please Print)	Joint Subscriber, if any

Signature(s)	Joint Subscriber, if any

Dated: ____________, 2010

Number of Shares (minimum 500,000 shares, USD$ 10,000):______________

$______ US Dollar Amount of Investment ($0.02 times number of Shares listed above)

ADDRESS FOR ALL NOTICES TO INVESTOR: ___________________________________________________________

Telephone Number for Investor: ______________________________________________________________________

Facsimile Number for Investor: _______________________________________________________________________

ACCEPTED:

UAN CULTURAL & CREATIVE CO., LTD.

By:
Name: Parsh Patel
Title: Chief Executive Officer and Corporate Secretary

Dated:                               , 2010

IN WITNESS WHEREOF, I have caused this Subscription Agreement to be signed and the Company has caused this Subscription Agreement to be signed by its duly authorized signatory.

FOR CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER ENTITIES

Name of Entity
(Please Print)

By:
(Signature)

Name and Title (Please Print)

Dated: ____________, 2010

Number of Shares (minimum 500,000 shares, USD$ 10,000):______________

$______ US Dollar Amount of Investment ($0.02 times number of Shares listed above)

ADDRESS FOR ALL NOTICES TO INVESTOR: ___________________________________________________________

Telephone Number for Investor: ______________________________________________________________________

Facsimile Number for Investor: _______________________________________________________________________

ACCEPTED:

UAN CULTURAL & CREATIVE CO., LTD.

By:
Name: Parsh Patel
Title: Chief Executive Officer and Corporate Secretary

Dated:                             , 2010